UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 12, 2011

POLYPORE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-32266	43-2049334
(Commission File Number)	(IRS Employer Identification No.)

11430 North Community House Road, Suite 350, Charlotte, North Carolina	28277
(Address of Principal Executive Offices)	(Zip Code)

(704) 587-8409

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Polypore International, Inc. will be presenting at the 2nd Annual Needham Cleantech Conference at Needham Headquarters in New York on May 17, 2011.  A link to the webcast can be found at http://www.wsw.com/webcast/needham46/ppo/ and will be available for replay for 90 days.

A copy of the slide presentation from the conference is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is also posted to the Investor Relations area of Polypore’s website at http://investor.polypore.net/.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	2nd Annual Needham Cleantech Conference Presentation May 17, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYPORE INTERNATIONAL, INC.
(Registrant)

Date: May 12, 2011	By:	/s/ Lynn Amos
Lynn Amos
Chief Financial Officer